Exhibit 99.1

1 Letter to Our Shareholders Q1 2025 Dear Shareholders, We reached a new record for revenue with $5.8 million recognized in the first quarter, and we maintained our outlook for the year for a total of $15M to $25M in revenue. This is a strong start to what we project will be a transformational year for SES AI. We are pleased to present an update on each of our growth initiatives and how they have positioned us to plan to exit 2025 with above $200 million in liquidity and a runway well into the second half of 2028. 1. EV We recognized revenue in the first quarter from contracts with two OEM partners to develop AI-enhanced Li-Metal and Li-ion batteries for EVs: • We are on track to complete B-sample and are in discussions about commercial next steps with two OEMs. • We have deployed our AI for Science material discovery end-to-end capability to develop new electrolytes to improve critical battery performance measures, including cycle life and safety of Li-Metal and silicon Li-ion batteries, for two OEMs. • Based on the successful track record with these two OEMs, we are packaging our AI for Science material discovery with end-to-end capability into a software and service platform called Molecular Universe. This enables us to mass produce material discovery and development service, our largest and most profitable revenue component, and rapidly expand our service from just one chemistry and two OEMs in one market, to potentially all OEMs, battery makers, electrolyte companies, consumer electronics companies, and more, across all battery chemistries. • With fierce global EV competition and new global safety regulations becoming effective in July 2026, through our material discovery and development services, we can deliver commercially practical winning solutions that help OEMs achieve meaningful differentiation in the market. Even before the official global release of Molecular Universe, one dozen companies, including OEMs, battery and electrolyte companies, had already requested early access to the platform for testing. 2. UAM/Drones/Robotics We have received a tremendous response from the introduction of our AI-enhanced 2170 cylindrical cell for humanoid robotics and drone applications. We also continue to produce pouch cells for customers in drones and UAM from our own lines that were previously converted from EV A-sample lines. Our facility in Chungju, South Korea has proven to be strategically positioned to support many of our customers, particularly given the current geopolitical and tariff uncertainty. The development of these cells incorporates electrolyte materials discovered through Molecular Universe. 3. Molecular Universe Software and Service Platform The motivation for Molecular Universe is to mass produce material discovery and development service, our largest and most profitable revenue component. This platform delivers commercially practical

2 Letter to Our Shareholders Q1 2025 winning solutions that help users compete. Molecular Universe is not contracting R&D; rather, it’s an end-to-end service ranging from material discovery to cell manufacturing. It is A-sample, B-sample, C-sample, and SOP, at scale. Its benefits are not just applicable to one chemistry (Li-Metal) and one market (EV) but can be applied to all battery chemistries and all battery markets. We will globally release the first version of Molecular Universe, MU-0, on April 29th. The live demo will explain MU-0’s features and pricing structures. We look forward to reporting more progress and details on the Molecular Universe during the second quarter. Liquidity and Revenue Outlook We concluded the quarter with a strong liquidity position (comprising cash, cash equivalents and marketable securities) of $240 million with no debt. Based on the revenue we recognized for the quarter, we affirmed our previously issued revenue guidance of $15 million to $25 million for 2025. As we look ahead to the remainder of 2025, our focus remains on disciplined execution and building the foundation for long-term and scalable growth. We are seeing top-line growth, maintaining a strong gross margin, executing our plan efficiently, and positioning the business for the next phase of commercial readiness. In summary, we are operating from a position of strength, growing top-line revenue, controlling costs, and deploying capital with discipline. We expect to exit 2025 with more than $200 million in liquidity. Plans for 2025 and Beyond • We are in a strong cash position to execute our vision. • We have evolved from manufacturing capex-heavy plans for EV and UAM at scale to a scalable software and service business model. • We have focused our operating costs on enhancing our commercial team to pursue greater revenue opportunities in 2025-2027. • Our new Molecular Universe software and service platform has proven to be successful with two OEMs already and can more efficiently deliver commercially practical winning solutions to all OEMs across all battery chemistries, both Li-Metal and silicon Li-ion. • We expect the Molecular Universe platform to allow us to rapidly grow our largest and most profitable revenue component. Qichao Hu Founder, CEO and Chairman Jing Nealis Chief Financial Officer

3 Letter to Our Shareholders Q1 2025 SES AI Corporation Condensed Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share amounts) March 31, 2025 December 31, 2024 Assets Current Assets Cash and cash equivalents $ 56,052 $ 128,796 Short-term investments 183,710 133,748 Accounts receivable 1,508 950 Inventories 155 212 Prepaid expenses and other assets 14,665 13,198 Total current assets 256,090 276,904 Property and equipment, net 35,940 38,165 Intangible assets, net 1,185 1,217 Right-of-use assets, net 9,236 9,927 Deferred tax assets 1,335 1,335 Other assets, non-current 2,196 2,237 Total assets $ 305,982 $ 329,785 Liabilities and Stockholders’ Equity Current Liabilities Accounts payable $ 1,812 $ 1,901 Operating lease liabilities 2,632 2,585 Accrued expenses and other liabilities 11,961 18,329 Total current liabilities 16,405 22,815 Sponsor Earn-Out liabilities 1,593 9,472 Operating lease liabilities, non-current 6,897 7,977 Unearned government grant 8,665 8,606 Other liabilities, non-current 2,567 2,605 Total liabilities 36,127 51,475 Stockholders’ Equity Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized; 320,969,581 and 310,266,922 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively; Class B shares, $0.0001 par value, 200,000,000 shares authorized; 43,881,251 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively 36 36 Additional paid-in capital 583,328 579,378 Accumulated deficit (311,303) (298,871) Accumulated other comprehensive loss (2,206) (2,233) Total stockholders' equity 269,855 278,310 Total liabilities and stockholders' equity $ 305,982 $ 329,785

4 Letter to Our Shareholders Q1 2025 SES AI Corporation Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) Three Months Ended March 31, (in thousands, except share and per share amounts) 2025 2024 Revenue from contracts with customers: Revenue $ 5,793 $ — Cost of revenues 1,236 — Gross profit 4,557 — Operating expenses: Research and development 20,510 11,765 General and administrative 7,320 9,506 Total operating expenses 27,830 21,271 Loss from operations (23,273) (21,271) Other income: Gain on change in fair value of Sponsor Earn-Out liabilities 7,879 875 Interest income 2,670 4,162 Miscellaneous income, net 296 874 Total other income, net 10,845 5,911 Loss before income taxes (12,428) (15,360) Provision for income taxes (4) (197) Net loss (12,432) (15,557) Other comprehensive income (loss), net of tax: Foreign currency translation adjustment 47 (457) Unrealized loss on short-term investments (20) (299) Total other comprehensive income (loss), net of tax 27 (756) Total comprehensive loss $ (12,405) $ (16,313) Net loss per share attributable to common stockholders: Basic and diluted $ (0.04) $ (0.05) Weighted-average shares outstanding: Basic and diluted 329,334,434 318,790,719

5 Letter to Our Shareholders Q1 2025 SES AI Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended March 31, (in thousands) 2025 2024 Cash Flows From Operating Activities Net loss $ (12,432) $ (15,557) Adjustments to reconcile net loss to net cash used in operating activities: Gain from change in fair value of Sponsor Earn-Out liabilities (7,879) (875) Stock-based compensation 3,973 4,784 Depreciation and amortization 2,516 1,721 Accretion income from available-for-sale short-term investments (782) (1,889) Other (272) (894) Changes in operating assets and liabilities: Receivable from related party — 2,694 Accounts receivable (558) — Inventories 58 121 Prepaid expenses and other assets (1,710) 4,993 Right-of-use assets 701 1,280 Deferred tax assets — (249) Accounts payable (108) — Lease liabilities (1,044) (1,471) Accrued expenses and other liabilities (5,296) (3,637) Net cash used in operating activities (22,833) (8,979) Cash Flows From Investing Activities Purchases of property and equipment (916) (6,758) Purchase of short-term investments (104,428) — Proceeds from the maturities of short-term investments 55,500 60,000 Net cash (used in) provided by investing activities (49,844) 53,242 Cash Flows From Financing Activities Proceeds from stock option exercises 8 18 Net cash provided by financing activities 8 18 Effect of exchange rates on cash (76) (369) Net (decrease) increase in cash, cash equivalents and restricted cash (72,745) 43,912 Cash, cash equivalents and restricted cash at beginning of period 129,395 86,966 Cash, cash equivalents and restricted cash at end of period $ 56,650 $ 130,878 Supplemental Cash and Non-Cash Information: Income taxes paid $ — $ 3 Accounts payable and accrued expenses related to purchases of property and equipment $ 1,174 $ 3,535

6 Letter to Our Shareholders Q1 2025 Forward-Looking Statements This letter contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM"), drones, robotics and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; the market for air mobility, and for use of Li-Metal technology in air mobility applications, is still emerging and may not achieve the growth potential we expect; the risk that the market for SES AI’s AI-based services is still emerging, and its AI programs may not achieve the growth potential SES AI expects; risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; our use of artificial intelligence and machine learning may result in legal and regulatory risk; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; the volatility of SES AI’s common stock and value of SES AI’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this letter.